Debt - Summary of Maturities On the Tenant Improvement Loan (Detail) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020
Contractual Obligation, Fiscal Year Maturity [Abstract]
2021	$ 125
2021	265	$ 244
2022	287	265
2023	310	287
2024	84	310
2025 and thereafter		84
Total payable amount	1,071	1,190
Less: current portion of tenant improvement loan	(254)	(244)
Noncurrent portion of tenant improvement loan, net	$ 817	$ 946